EXHIBIT 99.1

Macrovision Solutions Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050 (408) 562-8400 Main (408) 567-1800 Fax

MACROVISION SOLUTIONS CORPORATION REPORTS FIRST QUARTER

FINANCIAL PERFORMANCE

SANTA CLARA, Calif. (BUSINESS WIRE)—May 7, 2008—Macrovision Solutions Corporation (NASDAQ: MVSND) announced today first quarter 2008 revenues from continuing operations of $32.2 million, compared to $36.6 million from continuing operations for the first quarter of 2007. US GAAP income from continuing operations, net of tax was $7.3 million compared to $7.6 million for the first quarter of 2007. Diluted GAAP earnings per share from continuing operations, net of tax for the quarter were $0.13, compared to $0.14 for the first quarter of 2007.

Non-GAAP income from continuing operations, net of tax was $7.8 million, compared to $13.3 million in the first quarter of 2007. Non-GAAP diluted earnings per share from continuing operations for the quarter were $0.14, compared to $0.25 in the same quarter of 2007. Non-GAAP income from continuing operations, net of tax excludes non-cash items such as amortization of intangibles from acquisitions and equity-based compensation charges, as well as items impacting comparability such as gains on sale of strategic investments and restructuring and asset impairment charges. A reconciliation between income from continuing operations, net of tax on a GAAP and non-GAAP basis is provided in tables below.

Macrovision Solutions Corporation’s results for the first quarter of 2008 only include the results of Macrovision Corporation, its predecessor registrant. Macrovision completed its acquisition of Gemstar–TV Guide International, Inc. on May 2, 2008. On a pro forma combined company basis, assuming the Gemstar acquisition was consummated January 1, 2008, first quarter 2008 revenues were $151.7 million. Pro forma combined company results exclude Macrovision’s recently sold software and games businesses and Gemstar’s publishing business. First quarter 2008 pro forma combined company Adjusted EBITDA was $38.7 million. Adjusted EBITDA is defined as EBITDA, adding back non-cash items such as equity-based compensation and items which impact comparability such as the benefit from litigation proceedings related to a former Gemstar CEO, transaction costs, gain on sale of strategic investments, restructuring and asset impairment charges. A reconciliation between pro forma combined company income from continuing operations, net of tax, and pro forma combined company Adjusted EBITDA is provided in the tables below.

The pro forma combined company results do not reflect anticipated synergies. By January 1, 2009, Macrovision Solutions expects to realize annual cost savings in excess of $50 million from the pro forma combined company by virtue of rationalizing head count, eliminating corporate marketing initiatives that do not fit within the company’s plans going forward, eliminating duplicate public company expenses, IT and facilities consolidation and other cost efficiencies. To realize these annual savings, Macrovision Solutions expects to incur, during the remainder of 2008, approximately $31 million in restructuring related costs to eliminate headcount and programs. Approximately 50% of the synergies are expected to be realized, on an annualized basis, during the second quarter and all of the synergies are expected to be realized, on an annualized basis, by the end of 2008.

“Having completed the divestitures of our software and games businesses and closed the Gemstar acquisition, on top of last year’s BD+, AMG, and Mediabolic acquisitions, we have fundamentally transformed Macrovision into a digital media technology leader, now well-positioned to help enable the shift to digital entertainment,” said Fred Amoroso, President and CEO of Macrovision. “We are executing against our integration plan and are exploring strategic alternatives for Gemstar’s media assets.”

“I am pleased with our operational execution amid our acquisition, divestiture and integration activities,” added James Budge, Chief Financial Officer. “While legacy analog solutions continued to decline as anticipated, this was partially offset by strength in our digital solutions, which gives us better visibility into our long term opportunity. We reiterate our estimates of 2008 pro forma combined company revenues ranging between $650 million and $700 million, assuming the Gemstar transaction was completed on January 1, 2007, and 2008 pro forma Adjusted EBITDA within a range of between $230 million and $270 million, compared to $607 million and $209 million in pro forma combined company 2007 revenue and Adjusted EBITDA, respectively.”

GAAP to Non-GAAP Reconciliation

Macrovision Solutions Corporation provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Non-GAAP income from continuing operations, net of tax and non-GAAP diluted earnings per share from continuing operations are supplemental measures of Macrovision Solutions Corporation’s performance that are not required by, and are not presented in accordance with, GAAP. The non-GAAP information does not substitute for any performance measure derived in accordance with GAAP. Macrovision Solutions Corporation believes that this non-GAAP information provides useful information to investors by excluding the effect of some non-cash and one-time expenses that are required to be recorded under GAAP but that Macrovision Solutions Corporation believes are not indicative of its core operating results, or that are expected to be incurred over a limited period of time.

Macrovision Solution Corporation’s management evaluates and makes operating decisions about its business operations primarily based on revenue and the core costs of those business operations. Management does not consider as “core costs” and therefore does not use the amortization of intangibles from acquisitions, restructuring and other costs, gain on sale of strategic investments and equity-based compensation charges when making business decisions. Therefore, management presents non-GAAP financial measures, along with GAAP measures, in this earnings release by excluding these items and other significant unusual items from the period expenses. The income statement line items involved in the adjustment from GAAP to non-GAAP presentation in this earnings release are amortization of intangibles, restructuring and asset impairment charges; gain on sale of strategic investments and the following items that include equity-based compensation charges: (1) cost of revenues; (2) research and development; (3) selling and marketing; and (4) general and administrative. These items in turn affect (1) total costs and expenses; (2) operating income from continuing operations; (3) income from continuing operations before income taxes; (4) provision for income taxes; (5) income from continuing operations, net of tax; (6) basic earnings per share and (7) diluted earnings per share. To determine its non-GAAP provision for income taxes, Macrovision Solutions Corporation recalculates tax based on non-GAAP income before income taxes.

For each such non-GAAP financial measure, the adjustment provides management with information about Macrovision Solutions’ underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Macrovision owned and operated the Software and Games businesses as of December 31, 2007, management continues to evaluate the revenue and profit metrics of both businesses through their disposition. And since Macrovision Solutions does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions in order to make more consistent and meaningful evaluations of Macrovision Solutions’ operating expenses. Management also excludes the effect of restructuring, asset impairment charges and gain on sale of strategic investments for the same reason. Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the stock-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Macrovision Solutions. Management uses these measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development, sales and marketing, and general and administrative expenses), and those expenses that affect cost of revenue and gross margin. Further, the availability of non-GAAP financial information helps management track actual performance relative to financial targets. Making this non-GAAP financial information available to investors, in addition to the GAAP information, also helps investors compare Macrovision Solutions’ performance with the performance of other companies in our industry, which use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the non-GAAP financial information. Because other companies, including companies similar to Macrovision, may calculate their non-GAAP earnings differently than Macrovision, non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing this non-GAAP financial information, in addition to the GAAP information, facilitates consistent comparison of Macrovision’s financial performance over time. Macrovision has provided non-GAAP results to the investment community, not as an alternative but as an important supplement to GAAP information, to enable investors to evaluate Macrovision’s core operating performance in the same way that management does. The tables below present the differences between non-GAAP earnings and GAAP net income on an absolute and per share basis.

Dial-in Information

Macrovision Solutions will hold an investor conference call on 2:00 p.m. Pacific time on May 7, 2008. Investors and analysts interested in participating in the conference are welcome to call 800-240-7305 (or international +1 303-262-2175) and reference the Macrovision call.

The conference call can also be accessed via live webcast at www.macrovision.com or www.earnings.com (or www.streetevents.com for subscribers) on May 7, 2008 at 2:00 p.m. Pacific time. The on-demand audio webcast of the earnings conference call will be made available as soon as practicable after the live webcast ends.

A replay of the conference call will be available through May 10, 2008 and can be accessed by calling 800-405-2236 (or international +1 303-590-3000) and entering passcode 11112926#. A replay of the audio webcast will be available on Macrovision’s website approximately 1-2 hours after the live webcast ends and will remain on Macrovision’s website until our next quarterly earnings call.

About Macrovision Solutions Corporation

Macrovision Solutions enables the digital home entertainment experience by allowing businesses to protect, enhance and distribute digital goods to consumers across multiple channels. The Macrovision Solutions technologies are deployed by companies in the entertainment, consumer electronics, cable and satellite, and online distribution markets to solve industry-specific challenges and bring greater value to their customers. The result of deploying Macrovision’s solutions is a simple end user experience to discover, acquire, manage and enjoy digital content. Today, the company provides connected middleware, metadata on music, games, movies and television programming, media recognition, interactive programming guides, and copyright protection and operates entertainment portals www.tvguide.com and www.allmusic.com. Macrovision Solutions holds over 3500 issued or pending patents and patent applications worldwide. Macrovision Solutions is headquartered in Santa Clara, California, with approximately 13 offices across the United States and around the world. More information about Macrovision Solutions can be found at www.macrovision.com.

©Macrovision 2008. Macrovision is a registered trademark of Macrovision Solutions Corporation and its subsidiaries. All other brands and product names and trademarks are the registered property of their respective companies.

All statements contained herein, including the quotations attributed to Mr. Amoroso and Mr. Budge, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or “looking to the future” or similar words that describe the Company’s or its management’s future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s estimates of future revenues and earnings, business strategies, and integration plans of the Company and statements regarding the financial impact of, expected synergies and expected cost savings from, the transactions described herein.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors included, among others, the Company’s ability to successfully integrate the merged businesses and technologies, the Company’s ability to realize the anticipated synergies and cost savings, the Company’s ability to execute on its plans to rationalize head count, eliminate corporate marketing initiatives and duplicate public company expenses, and consolidate IT and facilities expenditures, and customer demand for the technologies and integrated offerings. Such factors are further addressed in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2007 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

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Investor Contact:

James Budge

Macrovision Solutions Corporation

+1 (408) 562-8400

Lauren Landfield

Macrovision Solutions Corporation

+1 (408) 562-8400

MACROVISION SOLUTIONS CORPORATION

GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended March 31
	2008	2007
Net revenues	$32,238	$36,635
Costs and expenses:
Cost of revenues	5,847	5,200
Amortization of intangibles from acquisitions	3,055	1,226
Research and development	6,130	4,634
Selling and marketing	7,319	8,042
General and administrative	9,024	8,356
Restructuring and asset impairment charges	—	2,056

Total operating expenses	31,375	29,514

Operating income from continuing operations	863	7,121
Interest expense	(1,962)	(1,976)
Interest income and other, net	5,606	4,878
Gain on sale of strategic investments	5,238	—

Income from continuing operations before income taxes	9,745	10,023
Income taxes	2,469	2,419

Income from continuing operations, net of tax	7,276	7,604
Loss from discontinued operations, net of tax	(981)	(1,896)

Net income	$6,295	$5,708

Basic income per share from continuing operations	$0.13	$0.15
Basic loss per share from discontinued operations	(0.01)	(0.04)

Basic net earnings per share	$0.12	$0.11

Shares used in computing basic net earnings per share	54,030	52,111

Diluted income per share from continuing operations	$0.13	$0.14
Diluted loss per share from discontinued operations	(0.01)	(0.03)

Diluted net earnings per share	$0.12	$0.11

Shares used in computing diluted net earnings per share	54,078	53,249

MACROVISION SOLUTIONS CORPORATION

RECONCILIATION OF GAAP to NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended March 31
	2008	2007
GAAP Operating income from continuing operations	$863	$7,121
Non-GAAP adjustments for continuing operations
Amortization of intangibles from acquisitions	3,314	1,476
Equity-based compensation	2,590	2,790
Restructuring and asset impairment charges	—	2,056

Non-GAAP Operating income from continuing operations	$6,767	$13,443

GAAP income from continuing operations, net of tax	$7,276	$7,604
Non-GAAP adjustments for continuing operations
Amortization of intangibles from acquisitions	3,314	1,476
Equity-based compensation	2,590	2,790
Restructuring and asset impairment charges	—	2,056
Gain on sale of strategic investments	(5,238)	—
Income tax effect of Non-GAAP adjustments	(113)	(610)

Non-GAAP Net income from continuing operations	$7,829	$13,316

GAAP Diluted EPS from continuing operations	$0.13	$0.14
Non-GAAP adjustments for continuing operations
Amortization of intangibles from acquisitions	0.06	0.03
Equity-based compensation	0.05	0.05
Restructuring and asset impairment charges	—	0.04
Gain on sale of strategic investments	(0.10)	—
Income tax effect of Non-GAAP adjustments	—	(0.01)

Non-GAAP Diluted EPS from continuing operations	$0.14	$0.25

Shares used in calculating diluted net earnings per share	54,078	53,249

MACROVISION SOLUTIONS CORPORATION

BUSINESS UNIT SUMMARY

(IN THOUSANDS)

(UNAUDITED)

	Three Months Ended March 31
	2008	2007
Net Revenues from continuing operations
Embedded Solutions	$17,176	$19,629
Entertainment	9,327	14,280
Distribution and Commerce	5,735	2,726

	$32,238	$36,635

Segment operating income from continuing operations*
Embedded Solutions	$11,693	$15,864
Entertainment	6,413	9,176
Distribution and Commerce	(1,328)	(2,973)

Total segment operating income from continuing operations	16,778	22,067
Unallocated Costs	(15,915)	(12,890)
Restructuring and asset impairment charges	—	(2,056)

Operating Income from continuing operations	$863	$7,121

*	Macrovision Solutions Corporation does not allocate to its segments certain operating expenses, which it manages separately at the corporate level. These unallocated costs include charges for equity-based compensation, corporate marketing and administrative functions. Restructuring and asset impairment charges are not allocated to segments.

MACROVISION SOLUTIONS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	March 31, 2008	December 31, 2007
ASSETS
Cash and cash equivalents	$295,529	$134,070
Short-term investments	66,711	248,194
Accounts receivable, net	33,386	44,327
Deferred tax assets	6,028	4,563
Prepaid expenses and other current assets	11,615	12,135
Assets held for sale	75,316	79,503

Total Current Assets	488,585	522,792
Long-term marketable investment securities	83,302	57,025
Deferred tax assets	59,983	57,850
Property and equipment, net	8,031	10,011
Other intangibles from acquisitions, net	66,519	69,574
Patents and other assets	19,979	20,697
Goodwill	199,164	199,209

TOTAL ASSETS	$925,563	$937,158

LIABILITIES
Accounts payable	$3,762	$6,157
Accrued expenses	22,944	42,468
Deferred revenue	8,251	7,494
Liabilities held for sale	26,462	27,959

Total Current Liabilities	61,419	84,078
Taxes payable, non-current	58,727	57,026
Convertible senior notes	240,000	240,000
Other non-current liabilities	—	436

TOTAL LIABILITIES	360,146	381,540

STOCKHOLDERS’ EQUITY	565,417	555,618

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$925,563	$937,158

MACROVISION SOLUTIONS CORPORATION

RECONCILIATION OF PRO FORMA COMBINED COMPANY INCOME FROM CONTINUING OPERATIONS, NET OF TAX, TO PRO FORMA ADJUSTED EBITDA

(IN THOUSANDS)

(UNAUDITED)

Three Months Ended March 31, 2008
Pro forma combined company income from continuing operations, net of tax	$22,081
Income taxes	7,758
Interest expense, net	7,018
Depreciation	7,842
Amortization	27,641

EBITDA	72,340
Equity-based compensation	3,425
Gemstar deal related expenses	675
Insurance settlement	(32,500)
Gain on sale of strategic investments	(5,238)

Adjusted EBITDA	$38,702